                                                                   EXHIBIT 10.43




REINSURED:                    SCPIE HOLDINGS, INC.,
                              AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                              AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                              AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                              AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.
                              AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                              BEVERLY HILLS, CALIFORNIA

TYPE:                         QUOTA SHARE REINSURANCE TREATY

BUSINESS
COVERED:                      (A)    Directors and Officers Liability for the following
                                     type(s) of Original Insureds:

                                     1. Physician Groups and/or Clinics.
                                     2. Managed Care Organizations.
                                     3. Association of California Hospital Districts -
                                        Program Beta.

                              (B)    Errors and Omissions Liability for the
                                     following type(s) of Original Insureds:

                                     1. Managed Care Organizations.

TERM:                         January 1, 1998 to December 31, 1998 as respects risks
                              attaching during the twelve (12) months period.

TERRITORY:                    As per the Company's original policies, contracts, or binders.

EXCLUSIONS:                   1.     Insolvency Funds.
                              2.     Nuclear Incident - Liability - Reinsurance.
                              3.     Assumed Reinsurance.
                              4.     As per the Companies original policies.

LIMITS:                       (A)    80% of $5,000,000 ($4,000,000 maximum) per policy in the
                                     aggregate and/or coverage part.

                              (B)    80% of $1,000,000 ($800,000 maximum) per
                                     policy in the aggregate and/or coverage
                                     part.



PREMIUM:                      Original Gross Premiums received by the Reinsured on business covered hereunder less Ceding Commission.
CEDING
COMMISSION:                   Original Acquisition Cost plus 15% not to exceed 25% in all.

ACCOUNTS:                     Reports within forty five (45) days and settlements within sixty (60) days of the end of each calendar quarter.

GENERAL
CONDITIONS:                   Loss Adjustment Expenses are within the limit of the original policies.
                              Excess of Original Policy Limits Clause.
                              80% Extra Contractual Obligations Clause.
                              Ultimate Net Loss Clause.
                              Net Retained Lines Clause.
                              Notice of Loss Clause.
                              Loss and Unearned Premium Reserve Funding Clause - Including
                              IBNR (See Attached).
                              Special Funding Clause.
                              Confidentiality Clause.
                              Commutation Clause.
                              Federal Excise Tax Clause.
                              Errors and Omissions Clause.
                              Insolvency Clause.
                              Service of Suit Clause.
                              Arbitration Clause.
                              Access to Records Clause.
                              Guy Carpenter & Company, Inc. Intermediary Clause.

REINSURERS
HEREON:                       Hannover Ruckversicherungs AG                       50.00%
                              Through Guy Carpenter & Co., Ltd.
                               London, England
                              Underwriters at Lloyd's
                              Syndicate     Pseudonym      Syndicate No.      Participation
                              ---------     ---------      -------------      -------------
                              Spreckley     SVH                  1007            12.302%
                              Mann          DPM                   435             7.937%
                              Jago          HJG                   205             5.952%
                              Burnhope      SJB                  1212             3.968%
                              Keeling       WEH                   362             5.952%
                                                                                 ------
                                                                      Sub Total  36.111%

                              CNA International Reinsurance Co. Ltd.              7.937%
                              Zurich Reinsurance (U.K.) Ltd.                      5.952%
                                                                                -------
                                                                     Sub Total   50.000%

                                                                     Total      100.000%
                                                                                =======

This Cover Note is to confirm the terms and conditions which have been negotiated between Guy Carpenter & Company, Incorporated and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


-------------------------------------
Signature

-------------------------------------
Date




                                           Guy Carpenter & Company, Inc.

                                           By
                                              -----------------------------
                                                Managing Director